Exhibit 10.32

EXECUTION VERSION
270242948V.9

SECURITY AGREEMENT
By
GWG DLP FUNDING HOLDINGS VI, LLC,
as the Pledgor,
and
NATIONAL FOUNDERS LP,
as Administrative Agent on behalf of the Secured Parties
______________________
Dated as of August 11, 2021

TABLE OF CONTENTS
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ii

EXHIBITS
Exhibit A    Form of Power of Attorney
iii

SECURITY AGREEMENT
This SECURITY AGREEMENT dated as of August 11, 2021 (this “Agreement”) is made by GWG DLP FUNDING HOLDINGS VI, LLC, a Delaware limited liability company (the “Pledgor”), as pledgor, assignor and debtor, in favor of NATIONAL FOUNDERS LP, in its capacity as the administrative agent under the Credit Agreement referenced below (in such capacity and together with any successor in such capacity, the “Administrative Agent”), as pledgee, assignee and secured party.
R E C I T A L S :
A.    The Pledgor is the sole member of GWG DLP Funding VI, LLC (the “Borrower”).
B.    The Borrower has entered into that certain Credit Agreement, dated as of the date hereof (the “Credit Agreement”), among the Borrower, the lenders party thereto from time to time and the Administrative Agent.
C.    The Pledgor will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement, including the borrowing contemplated to occur thereunder on the Closing Date (as defined in the Credit Agreement).
D.    This Agreement is given by the Pledgor in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement) to secure the payment and performance of all of the Obligations (as defined in the Credit Agreement).
E.    It is a condition to the obligation of each Lender (as defined in the Credit Agreement) to make a Loan (as defined in the Credit Agreement) on the Closing Date under the Credit Agreement that the Pledgor execute and deliver this Agreement.
A G R E E M E N T :
NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Administrative Agent hereby agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
Section I.1.Definitions.
(a)Capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement or, if not defined therein, in the UCC (as hereinafter defined); provided that in any event, the following terms shall have the meanings assigned to them in the UCC (whether or not defined in the Credit Agreement differently):

“Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Deposit Account”; “Documents” “Entitlement Order”; “Financial Asset”; “General Intangibles”; “Goods”; “Investment Property”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “Records”; “Securities Account”; “Securities Intermediary”; “Security Entitlement” and “Supporting Obligations”.
(b)The following terms shall have the following meanings:
“Administrative Agent” shall have the meaning assigned to such term in the preamble hereof.
“Agreement” shall have the meaning assigned to such term in the preamble hereof.
“Borrower” shall have the meaning assigned to such term in Recital A.
“Collateral” shall have the meaning assigned to such term in Section 2.1.
“Continuing Event of Default” shall mean any Event of Default that has occurred and is continuing and has not been waived or cured in accordance with the provisions of the Credit Agreement. Any Event of Default not so waived or cured prior to the exercise by the Administrative Agent of remedies under Section 8.2 of the Credit Agreement (or prior to the occurrence of an Event of Default under Section 8.1(d) of the Credit Agreement) will be a Continuing Event of Default notwithstanding any subsequent cure.
“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, and (ii) in the case of any Securities Account, including any Financial Asset credited to such Securities Account, and any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC.
“Credit Agreement” shall have the meaning assigned to such term in Recital B.
“Distributions” shall mean, collectively, with respect to the Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, Death Benefits, returns of premium, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Collateral, from time to time received, receivable or otherwise distributed to the Pledgor in respect of or in exchange for any or all of the Collateral.
“Instruments” shall mean, collectively, with respect to the Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.
“Pledgor” shall have the meaning assigned to such term in the preamble.
“Pledgor Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock, limited liability company interest or other Equity Interest of the Pledgor, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock, limited liability company interest or other Equity Interest, or on account of any return of capital to the Pledgor’s stockholders, partners or members (or the equivalent Person thereof).
“Pool Policy Collateral” means any Collateral described in Section 2.1(b) or (c).
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of any mandatory provisions of Law, any or all of the perfection or priority of the Administrative Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of the definitions relating to such provisions.
Section I.2.Interpretation. With reference to this Agreement, unless otherwise specified in this Agreement:
(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement (including any Loan Document), instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time (including on or prior to the date hereof) amended, restated, supplemented or otherwise modified in accordance with its terms (subject to any restrictions on such amendments, restatements supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any party to any agreement (including any Loan Document), instrument or other document shall be deemed to refer to any Person that becomes (or became, if applicable) a successor or permitted assign of such party, upon the occurrence thereof, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement, (iv) all references in a Loan Document to Articles, Sections, Exhibits, Annexes and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Annexes and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time (including on or prior to the date hereof), and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c)Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(d)    This Agreement has been negotiated by the parties hereto and jointly drafted and reviewed by the parties hereto and their respective counsel. Accordingly, no provision of any Loan Document shall be interpreted in favor of, or against, a party hereto or thereto by reason of the extent to which such party or its counsel participated in the drafting of such provision or any Loan Document, and each party hereto hereby waives, to the fullest extent permitted by Law, any rule of Law that would require such interpretation but for this sentence.
ARTICLE II
GRANT OF SECURITY AND OBLIGATIONS
Section II.1.Grant of Security Interest. As collateral security for the payment and performance in full of all the Obligations, the Pledgor hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties, a Lien on and security interest in all of the right, title and interest of the Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Collateral”):
(a)all of the Equity Interests of the Borrower, any certificate representing any such Equity Interest, the Borrower’s Organization Documents, and all dividends and other distributions (whether in cash, securities or other property), cash, instruments, Chattel Paper and other rights, property, Proceeds and products from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any such Equity Interest, certificate or Organization Document, including all rights and interests of the Pledgor to receive (or to have received) any such dividend, distribution, cash, instrument, Chattel Paper or other right, property, Proceed or product;
(b)all of the Pool Policies, including all Death Benefits and returned premiums paid or payable under or otherwise with respect to each Pool Policy, but, in the case of this clause (b) only (i) from and after the Pledgor’s execution of the Parent Sale and Contribution Agreement and (ii) to the extent that any Pool Policy, or any such Death Benefit or returned premium, is not effectively transferred by the Pledgor to the Borrower pursuant to the Borrower Sale and Contribution Agreement;
(c)the Policy File with respect to each Pool Policy, including the Policy Purchase Documents relating thereto, but, in the case of this clause (c) only (i) from and after the Pledgor’s execution of the Parent Sale and Contribution Agreement and (ii) to the extent that any such Policy File is not effectively transferred by the Pledgor to the Borrower pursuant to the Borrower Sale and Contribution Agreement;

(d)all Instruments;
(e)all Investment Property;
(f)all General Intangibles, including all Payment Intangibles;
(g)all Money and all Deposit Accounts and all certificates of deposit;
(h)all Chattel Paper;
(i)all Letters of Credit and all Letter-of-Credit Rights;
(j)all Documents;
(k)all Supporting Obligations;
(l)all books and Records;
(m)all Accounts;
(n)all Goods;
(o)all Commercial Tort Claims;
(p)all rights, titles, interests, remedies and privileges under each Loan Document and other agreement to which the Pledgor is a party or beneficiary thereof from time to time;
(q)all Collections and all other cash and cash equivalents (i) held in, or expressly required to be deposited into, any Securities Account or any Deposit Account or (ii) received by the Administrative Agent or any other Secured Party as a result of the exercise of remedies in accordance with the Loan Documents in respect of the Collateral; and
(r)to the extent not covered by any of clauses (a) through (q) of this sentence, all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to any of the foregoing.
Section II.2.Filings.
(a)The Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time at the Pledgor’s expense to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including the name of the Pledgor (and any trustee, trust or other legal entity or subdivision referenced therein), the location of the Pledgor, whether the Pledgor is an organization, the type of organization of the Pledgor and any organizational identification number issued to the Pledgor. The Pledgor agrees to provide all information described in the immediately preceding sentence to the Administrative Agent promptly upon its receipt of a written request by the Administrative Agent. Any financing statement filed by the Administrative Agent may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner such as “all of Pledgor’s right, title and interest in, to and under any and all property, whether now owned or existing or at any time hereafter acquired, created or arising, whether tangible or intangible, and regardless of where located” of the Pledgor or words of similar effect as being of an equal or lesser scope or with greater detail.
(b)The Pledgor hereby ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any financing statements relating to the Collateral if filed prior to the date hereof; provided that, if the transactions contemplated by the Loan Documents are not consummated, the Administrative Agent shall file, at its own expense, such termination statements within three (3) Business Days as are necessary to terminate any such financing statements so filed.
ARTICLE III
PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF COLLATERAL
Section III.1.Financing Statements and Other Filings; Maintenance of Perfected Security Interest. The Pledgor represents and warrants that all financing statements, agreements, instruments, filings and other documents necessary to perfect the security interest granted by it to the Administrative Agent in respect of the Collateral have been delivered to the Administrative Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each relevant governmental, municipal or other office. The Pledgor agrees that at its sole cost and expense, the Pledgor will maintain the security interest created by this Agreement in the Collateral as a perfected first priority security interest.
Section III.2.Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Administrative Agent’s security interest in the Collateral, the Pledgor represents and warrants as follows and agrees, in each case at the Pledgor’s own expense, to take the following actions with respect to the following Collateral:
(a)Securities; Instruments. The Pledgor will hold in trust for the Administrative Agent upon receipt and promptly deliver to the Administrative Agent any Securities or Instruments constituting Collateral, accompanied by any necessary stock power or endorsement duly executed in blank.
(b)Deposit Accounts. As of the date hereof, the Pledgor has no Deposit Accounts. The Pledgor shall not hereafter establish or maintain any Deposit Account without the written consent of the Administrative Agent. The Pledgor shall not grant Control of any Deposit Account to any Person other than the Administrative Agent.

(c)Securities Accounts.
(i)As of the date hereof, the Pledgor has no Securities Accounts. The Pledgor shall not hereafter establish or maintain any additional Securities Account with any Securities Intermediary without the written consent of the Administrative Agent. The Pledgor shall not grant Control over any Investment Property to any Person other than the Administrative Agent.
(ii)As between the Administrative Agent and the Pledgor, the Pledgor shall bear the investment risk with respect to all Investment Property, and the risk of loss of, damage to, or destruction of, all Investment Property, whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the Control of, the Administrative Agent, a Securities Intermediary, the Pledgor or any other Person.
Section III.3.Supplements; Further Assurances.
(a)The Pledgor shall at its sole expense take such further actions, and execute and/or deliver to the Administrative Agent such additional financing statements, amendments, assignments, agreements, notices, supplements, powers and instruments, lists, schedules, descriptions and designations of Collateral, invoices, confirmatory assignments, additional security agreements, conveyances, transfer endorsements, certificates, reports and other assurances, documents and instruments as the Administrative Agent may in its reasonable judgment deem necessary or desirable in order to create, perfect, preserve or otherwise protect the security interest in the Collateral or any part thereof as provided herein and the rights and interests granted to the Administrative Agent hereunder and under the other Loan Documents, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Administrative Agent’s security interest in the Collateral or permit the Administrative Agent to exercise and enforce its rights, powers and remedies hereunder and under the other Loan Documents, including the filing of financing statements, continuation statements, amendments thereto and assignments thereof and other documents (including this Agreement) under the UCC (or any other similar Law) in any applicable jurisdiction with respect to the security interest created hereby, all in form reasonably satisfactory to the Administrative Agent and in such offices wherever required by Law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Collateral as provided herein and to preserve the other rights and interests granted to the Administrative Agent hereunder, as against third parties, with respect to the Collateral. The Pledgor shall file and shall promptly pay the reasonable costs of, or incidental to, any recording or filing of any such financing or continuation statements concerning the Collateral.
(b)Without limiting the generality of the foregoing, the Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Administrative Agent from time to time upon reasonable request by the Administrative Agent such lists, schedules, descriptions and designations of the Collateral, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments as the Administrative Agent shall reasonably request. If an Event of Default has occurred and is continuing, the

Administrative Agent may institute and maintain, in its own name or in the name of the Pledgor, such suits and proceedings as the Administrative Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgor.
(c)Without limiting any other right of the Administrative Agent hereunder, with respect to any Collateral constituting a receivable, the Administrative Agent may advise each obligor thereof of the Lien thereon created by this Agreement at any time.
Section III.4.Pledgor Restricted Payments. For purposes of clarification, but without limiting the immediately following sentence, neither the pledge or grant of any Lien hereunder nor any other provision of this Agreement shall restrict the Pledgor from declaring or making any Pledgor Restricted Payment. The Pledgor shall not, directly or indirectly, declare or make any Pledgor Restricted Payment of, or with respect to, any property that the Pledgor received, or that otherwise derives from any property that the Pledgor received, in contravention of any provision of the Credit Agreement (including Section 7.6 thereof).
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS
The Pledgor represents, warrants and covenants as follows:
Section IV.1.Existence, Qualification and Power. The Pledgor (a) is duly organized, validly existing and in good standing as a limited liability company under the Laws of the State of Delaware, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business in which it is currently engaged and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
Section IV.2.Authorization; No Contravention. The execution, delivery and performance by the Pledgor of each Loan Document to which it is party have been duly authorized by all necessary limited liability company or other organizational action, and do not (a) violate the terms of any of the Organization Documents of the Pledgor; (b) result in any breach or contravention of, or the creation of any Lien (other than a Permitted Lien) under, or require any payment to be made under (i) any Contractual Obligation to which the Pledgor is a party or affecting it or its properties, pursuant to the terms of any such Contractual Obligation, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Pledgor or its property is subject; except, in the case of this clause (b), to the extent such breach or contravention could not reasonably be expected to have a Material Adverse Effect; or (c) violate in any material respect any Law.

Section IV.3.Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or (other than the financing statements contemplated by the Parent Sale and Contribution Agreement and the Borrower Sale and Contribution Agreement) filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Pledgor of any Loan Document to which it is party, except such as have been duly made, effected or obtained or where the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect.
Section IV.4.Binding Effect. Each Loan Document to which the Pledgor is a party has been duly executed and delivered by the Pledgor. Each such Loan Document constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws or other Laws affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at Law.
Section IV.5.Title. Except for the security interest granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement or, with respect to any Pool Policy Collateral, to the extent such Pool Policy Collateral is not effectively transferred by the Pledgor to the Borrower pursuant to the Borrower Sale and Contribution Agreement, the Pledgor owns and has rights and, as to Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Collateral, free and clear of any and all Liens or claims of others, other than Permitted Liens.
Section IV.6.Validity of Security Interest.
(a)The security interest in and Lien on the Collateral granted to the Administrative Agent for the benefit of the Secured Parties hereunder constitutes (i) a legal and valid security interest in all of such Collateral securing the payment and performance of the Obligations (subject to bankruptcy, insolvency and similar Laws affecting the enforceability of creditors’ rights generally and to general principles of equity), and (ii) a perfected first priority security interest in all of such Collateral, prior to all other Liens on such Collateral subject only to Permitted Liens.
(b)The pledge hereunder to the Administrative Agent for the benefit of the Secured Parties is permitted under the underlying documentation governing or relating to the Collateral and creates a valid security interest that would be respected under the Law of each relevant jurisdiction.
Section IV.7.Defense of Claims; Transferability of Collateral. The Pledgor shall, at its own cost and expense, defend title (except to the extent possessed by the Borrower) to the Collateral pledged by it hereunder and the security interest therein, and Liens thereon granted to the Administrative Agent and the priority thereof against all claims and demands of all Persons at any time claiming any interest therein adverse to the Administrative Agent or any Lender, other than Permitted Liens. There is no agreement, order, judgment or decree, and the Pledgor shall not enter into any agreement or take any other action, that would restrict the transferability of any of the Collateral or otherwise impair or conflict with the Pledgor’s obligations or the rights of the Administrative Agent hereunder.
Section IV.8.Other Financing Statements. The Pledgor has not filed or delivered, nor authorized any third party to file or deliver and shall not file or deliver or authorize any third party to file or deliver, any valid or effective financing statement (or similar statement, instrument of registration or public notice under the Law of any jurisdiction) or collateral assignment covering or purporting to cover any interest of any kind in the Collateral, except such as have been filed or delivered solely in favor of the Administrative Agent pursuant to this Agreement. The Pledgor shall not execute, authorize or permit to be filed or delivered in any public office any financing statement (or similar statement, instrument of registration or public notice under the Law of any jurisdiction), or to any Insurer any collateral assignment, relating to any Collateral, except if solely in favor of the Administrative Agent.
Section IV.9.Consents, etc. During a Continuing Event of Default, if the Administrative Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in the Loan Documents and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Administrative Agent, the Pledgor agrees to use its commercially reasonable efforts to assist and aid the Administrative Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.
Section IV.10.Name Change; Organizational Structure; Jurisdiction of Organization. The Pledgor’s sole jurisdiction of organization is Delaware. The Pledgor shall not change its name, identity or organizational structure or relocate its jurisdiction of organization without the prior written consent of the Administrative Agent.
Section IV.11.Solvency. The Pledgor is Solvent, and will be Solvent after giving effect to the Borrowing on the Closing Date pursuant to the Loan Documents.
Section IV.12.Notes to Financial Statements. All financial statements of the Pledgor will contain notes clearly stating that (i) all of the Pool Policies are owned by the Borrower and (ii) the Borrower is a separate legal entity.
Section IV.13.Payment of Obligations. The Pledgor shall pay and discharge as the same shall become due and payable (taking into account extensions) in the ordinary course of business, all its obligations and liabilities, including (a) all Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless (i) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Pledgor and (ii) the failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Pledgor; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness; except in each case, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
Section IV.14.Preservation of Existence, Etc. The Pledgor shall preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization. The Pledgor shall take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
Section IV.15.Compliance with Laws. The Pledgor shall comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) failure to comply with such requirements could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section IV.16.Books and Records. The Pledgor shall (a) maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied, shall be made of all financial transactions and matters involving the assets and business of the Pledgor; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Pledgor.
Section IV.17.Inspection Rights. The Pledgor shall permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties to examine its corporate, financial and operating records relating to the Collateral, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with the directors, officers and independent public accountants of the Pledgor and its Affiliates, all at the expense of the Pledgor, and at such reasonable times during normal business hours, upon at least five (5) Business Days’ prior written notice; provided, however, that, so long as no Event of Default has occurred and is continuing, the Pledgor’s obligation to reimburse the Administrative Agent for expenses incurred in connection with the inspections performed by the Administrative Agent of the Loan Parties in any single calendar year, including expenses incurred in the review of the books and records of the Loan Parties in connection therewith, shall not exceed $50,000; provided, further, that so long as no Event of Default has occurred and is continuing, the Administrative Agent shall not perform audits more frequently than twice in any twelve-month period. Notwithstanding anything to the contrary in this Section 4.17, neither the Pledgor nor the Borrower shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or the Lender (or their respective representatives or independent contractors) is prohibited by applicable Law or (iii) is subject to attorney-client or similar privilege or constitutes attorney work-product.

Section IV.18.Approvals and Authorizations. The Pledgor shall maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which the Pledgor is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents, except to the extent that any one or more of such failures to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section IV.19.Taxes. The Pledgor shall maintain its status as an entity disregarded from a U.S. person for U.S. federal income tax purposes.
Section IV.20.Special Purpose Entity Requirements. The Pledgor shall comply with the Special Purpose Entity Requirements applicable to it.
Section IV.21.Liens. The Pledgor shall not, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than Permitted Liens.
Section IV.22.Investments. The Pledgor shall not, directly or indirectly, make any Investment.
Section IV.23.Indebtedness. The Pledgor shall not, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except Indebtedness under the Loan Documents.
Section IV.24.Fundamental Changes. The Pledgor shall not, directly or indirectly, merge, dissolve, liquidate, wind-up or consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person.
Section IV.25.Contractual Obligation. The Pledgor shall not, directly or indirectly, enter into any Contractual Obligation other than a Loan Document.
Section IV.26.Sanctions. The Pledgor shall not, directly or indirectly, use the proceeds of any Restricted Payment that it receives (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Law, (b) for the purpose of funding, financing or facilitating any activity, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would result in the violation of any Sanction applicable to any party hereto.
Section IV.27.Subsidiaries. The Pledgor shall not, directly or indirectly, establish, create or permit to exist any Subsidiary other than the Borrower.
Section IV.28.ERISA.

(a)The Pledgor shall not, directly or indirectly, maintain or contribute to, or agree to maintain or contribute to, or permit any ERISA Affiliate of the Borrower to maintain or contribute to or agree to maintain or contribute to, any Plan.
(b)The Pledgor shall not, directly or indirectly, hold Plan Assets.
Section IV.29.Representations to Credit Rating Agencies and Regulatory Bodies. The Pledgor shall not, directly or indirectly, make any material misrepresentation with respect to the Loan Documents or any related transaction to any credit rating agency rating the Pledgor or any Affiliate thereof or to any Governmental Authority with jurisdiction over the Pledgor or any Affiliate thereof.
Section IV.30.Change in Nature of Business; Acquisition of Policies. The Pledgor shall not, directly or indirectly, (a) engage in any business other than the transactions contemplated hereunder and under the other Loan Documents or (b) acquire any additional Polices after the Closing Date without the consent of the Administrative Agent.
ARTICLE V
TRANSFERS
The Pledgor shall not sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral except to the extent expressly permitted by a Loan Document (including by Section 3.4).
ARTICLE VI
REMEDIES
Section VI.1.Remedies.
(a)During a Continuing Event of Default, the Administrative Agent may from time to time exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:
(i)personally, or by agents, nominees or attorneys, immediately take possession of the Collateral or any part thereof, from the Pledgor or any other Person who then has possession of any part thereof with or without notice or process of Law, and for that purpose may enter upon the Pledgor’s premises where any of the Collateral is located, remove such Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of the Pledgor;
(ii)demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Administrative Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, that, in the event that any such payments are made directly to the Pledgor, the Pledgor shall hold all amounts received pursuant thereto in trust for the benefit of the Administrative Agent and shall promptly (but in no event later than two (2) Business Days after receipt thereof) pay such amounts to the Administrative Agent;
(iii)withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of the Pledgor constituting Collateral (A) for application to the Obligations as provided in Article VII or (B) to pay (1) premium on any one or more of the Pool Policies (to the extent constituting Collateral), (2) the principal of or interest on any loan or advance on any one or more Pool Policies (to the extent constituting Collateral) or (3) any fee, expense or other amount in furtherance of the maintenance, preservation or protection of any Collateral;
(iv)retain and apply the Distributions to (A) the Obligations as provided in Article VII or (B) the payment of (1) premium on any one or more of the Pool Policies (to the extent constituting Collateral), (2) the principal of or interest on any loan or advance on any one or more Pool Policies (to the extent constituting Collateral) or (3) any fee, expense or other amount in furtherance of the maintenance, preservation or protection of any Collateral;
(v)exercise any and all rights as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Collateral;
(vi)sell, assign, give option or options to purchase or otherwise dispose of Collateral as provided in Section 6.1(b);
(vii)surrender any one or more Pool Policies, or cause any one or more Pool Policies to lapse, to the extent constituting Collateral;
(viii)exercise all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) or any other applicable law (including any law governing the exercise of a bank’s right of setoff or bankers’ Lien) when a debtor is in default under a security agreement;
(ix)deliver any instruction or Entitlement Order and take any other action provided under the Loan Documents with respect to the Collateral; and
(x)prior to the disposition of the Collateral as provided in Section 6.1(b), hold, use, collect, receive, assemble, store, process, repair or recondition the Collateral, or any part thereof, or prepare the Collateral for such disposition, in each case in any manner to the extent the Administrative Agent deems appropriate for the purpose of preserving the Collateral or the value of the Collateral, or for any other purpose deemed appropriate by the Administrative Agent.

(b)Sales of Collateral.
(i)During a Continuing Event of Default, the Administrative Agent may in its sole discretion, without demand of performance or other demand, presentment, protest, advertisement or notice (except as specified in Section 6.2), in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing). To the fullest extent permitted by applicable Law, the Administrative Agent or any Lender or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations owed to such Person as a credit on account of the purchase price of the Collateral or any part thereof payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives, to the fullest extent permitted by Law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any Law now or hereafter existing. The Administrative Agent shall not be obligated to make any sale of the Collateral or any part thereof regardless of notice of sale having been given. The Administrative Agent may adjourn any such sale, whether public or private, or cause the same to be adjourned from time to time by announcement prior to or at the time and place fixed therefor, and such sale may, without further notice or publication, be made at the time and place to which it was so adjourned. The Administrative Agent and each Lender shall have the right upon any such public sale or sales, and, to the extent permitted by Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of the Pledgor, which right or equity of redemption is hereby waived or released.
(ii)The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim or modify any warranties of title or the like.
(iii)The Pledgor recognizes that, by reason of certain prohibitions contained in Law, rules, regulations or orders of any Governmental Authority, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral under this Section 6.1, to limit purchasers to those who meet the requirements of such Law or order. The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable Law, the Administrative Agent shall have no obligation to engage in public sales.
(iv)The Pledgor shall use its commercially reasonable efforts to do or cause to be done all such other acts as may be reasonably necessary to make any sale or sales of all or any portion of the Collateral pursuant to this Section 6.1 valid and binding and in compliance with any and all other requirements of applicable Law.
(v)The Pledgor further agrees that a breach of any of the covenants contained in this Section 6.1 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such a breach and, as a consequence, that, to the maximum extent permitted by applicable Law, each and every covenant contained in this Section 6.1 shall be specifically enforceable against the Pledgor, and, to the maximum extent permitted by applicable Law, the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of any such covenant except for a defense that no Event of Default has occurred and is continuing.
(vi)Section 9610 of the UCC states that in certain circumstances the Administrative Agent is able to purchase certain Collateral only if the Collateral is sold at a public sale. The Administrative Agent has advised the Pledgor that SEC staff personnel have issued various no action letters (“No Action Letters”) describing procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Article 9 of the UCC, yet not public for purposes of Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”). The UCC permits the Pledgor to agree on the standards for determining whether the Administrative Agent has complied with its obligations under Article 9 of the UCC. Pursuant to the UCC, the Pledgor hereby specifically agrees (1) that it shall not raise any objection to the Administrative Agent’s purchase of the Collateral (through bidding on the obligations or otherwise) in connection with a sale conducted under this Section 6.1 and (2) that a foreclosure sale conducted in conformity with the principles set forth in the No Action Letters promulgated by the SEC staff (A) shall be considered to be a “public” sale for purposes of the UCC, (B) shall be considered commercially reasonable notwithstanding that the Administrative Agent has not registered or sought to register any securities constituting the Collateral under the Securities Act, even if the Pledgor agrees to pay all costs of the registration process, and (C) shall be considered to be commercially reasonable notwithstanding that the Administrative Agent purchases such Collateral at such a sale.
(vii)The Pledgor agrees that the Administrative Agent shall not have any general duty or obligation to make any effort to obtain or pay any particular price for any Collateral sold by the Administrative Agent pursuant to this Agreement. The Administrative Agent may, in its sole discretion, among other things, accept the first bid received, or decide to approach or not to approach any potential purchasers. The Pledgor hereby agrees that the Administrative Agent shall have the right to conduct, and shall not incur any liability as a result of, the sale of any Collateral, or any part thereof, at any sale conducted in a manner the Administrative Agent reasonably deems to be a commercially reasonable manner, it being agreed by the parties hereto that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value. Without in any way limiting the Administrative Agent’s or any Lender’s right to conduct a foreclosure sale in any manner which is considered commercially reasonable (and without limiting Section 6.2 in particular), the Pledgor hereby agrees that any foreclosure sale conducted in accordance with the following provisions shall be considered a commercially reasonable sale, and the Pledgor hereby irrevocably waives any right to contest any such sale conducted in accordance with the following provisions:
(A)the Administrative Agent conducts such foreclosure sale in the State of New York;
(B)such foreclosure sale is conducted in accordance with the laws of the State of New York; and
(C)not more than thirty (30) days before, and not less than ten (10) days in advance of such foreclosure sale, the Administrative Agent notifies the Pledgor in accordance with Section 9.4 of the place of such foreclosure sale and time on or after which such foreclosure sale will occur, except for any Collateral that threatens to decline speedily in value, is of a type customarily sold on a recognized market or is the subject of widely distributed standard price quotations.
(c)For purposes hereof a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, the Administrative Agent shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.
Section VI.2.Notice of Sale. The Pledgor acknowledges and agrees (without limiting Section 6.1(b)(vi)) that, to the extent notice of sale or other disposition of the Collateral or any part thereof shall be required by Law, ten (10) Business Days’ prior notice to the Pledgor of (i) the place of any public sale or private sale or other intended disposition is to take place and (ii) the time on or after which such public sale, private sale or other intended disposition is intended to occur shall be commercially reasonable notification of such matters and the Pledgor agrees that such notice constitutes a “reasonable authenticated notification of disposition” within the meaning of Section 9-611 of the UCC. No notice need be given to the Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notice of sale or other intended disposition or for the sale of any Collateral that threatens to decline speedily in value or is of a type customarily sold on a recognized market. Notwithstanding anything to the contrary herein, the Pledgor agrees that except as provided in Section 6.1 or this Section 6.2, no other notice of sale or other disposition need be given to the Pledgor.
Section VI.3.Waiver of Notice and Claims.
(a)The Pledgor hereby waives, to the fullest extent permitted by applicable Laws, notice of judicial hearing in connection with the Administrative Agent’s taking possession or the Administrative Agent’s disposition of the Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which the Pledgor would otherwise have under Law, and the Pledgor hereby further waives, to the fullest extent permitted by applicable Law: (i) all damages occasioned by such taking of possession; (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent’s rights hereunder; (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable Law; and (iv) any claims against the Administrative Agent arising out of the exercise by the Administrative Agent of any of its rights hereunder (in each case, except for any claims, damages and demands it may have against the Administrative Agent arising from the willful misconduct or gross negligence of the Administrative Agent), including by reason of the fact that the price at which the Collateral or any part thereof may have been sold, assigned or licensed at a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree.
(b)The Administrative Agent shall not be liable for any incorrect or improper payment made pursuant to this Article VI in the absence of gross negligence or willful misconduct on the part of the Administrative Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at Law or in equity, of the Pledgor therein and thereto, and shall be a perpetual bar both at Law and in equity against the Pledgor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under the Pledgor.
Section VI.4.No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent to exercise, no course of dealing with respect to, and no delay on the part of the Administrative Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Administrative Agent be required to (a) demand upon, or pursue or exhaust any of their rights or remedies against, the Pledgor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (b) look first to, enforce or exhaust any other security, collateral or guaranties, (c) marshal the Collateral or any guarantee of the Obligations, or (d) effect a public sale of any Collateral. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by Law or otherwise available.
ARTICLE VII
APPLICATION OF PROCEEDS
The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Administrative Agent of its remedies shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, in accordance with Section 8.3 of the Credit Agreement.

ARTICLE VIII
THE ADMINISTRATIVE AGENT
Section VIII.1.Concerning Administrative Agent.
(a)The Administrative Agent has been appointed as Administrative Agent pursuant to the Credit Agreement. The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement. The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Collateral), in accordance with this Agreement and the Credit Agreement. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may resign and a successor Administrative Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent.
(b)Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Administrative Agent nor any of the Lenders shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent or any other Lender has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any Person with respect to any Collateral.
(c)The Administrative Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.
Section VIII.2.Administrative Agent May Perform.

If the Pledgor shall fail to perform any covenants contained in this Agreement (including the Pledgor’s covenants to (a) pay and discharge any tax liabilities, assessments and governmental charges or levies upon it or its properties or assets and all lawful claims which, if unpaid, would by Law become a Lien upon its property, (b) discharge Liens or (c) pay or perform any obligations of the Pledgor under any Collateral) or if any representation or warranty on the part of the Pledgor contained herein shall be breached, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Administrative Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which the Pledgor fails to pay or perform as and when required hereby. Any and all amounts so expended by the Administrative Agent shall be paid by the Pledgor in accordance with the provisions of Section 10.4 of the Credit Agreement. Neither the provisions of this Section 8.2 nor any action taken by the Administrative Agent pursuant to the provisions of this Section 8.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default.
Section VIII.3.Authorization for Administrative Agent to Take Certain Action.
(a)The Pledgor irrevocably authorizes the Administrative Agent, for the benefit of the Secured Parties, at any time and from time to time in the sole discretion of Administrative Agent and appoints the Administrative Agent to act as its attorney in fact (i) to execute on behalf of the Pledgor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement or other record and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion reasonably deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to apply the proceeds of any Collateral received by the Administrative Agent to the Obligations in accordance with Section 8.3 of the Credit Agreement, (v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except to the extent nonpayment of such taxes, assessments, charges or fees or such Liens as are specifically permitted under the Credit Agreement), (vi) to demand, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Administrative Agent may reasonably deem appropriate, (vii) to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof, (viii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may reasonably deem appropriate, (ix) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent for application in accordance with Section 8.3 of the Credit Agreement, (x) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral for application in accordance with Section 8.3 of the Credit

Agreement, (xi) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, (xii) to adjust and settle claims under any insurance policy relating thereto, (xiii) to institute any foreclosure proceedings that the Administrative Agent may reasonably deem appropriate and (xiv) to do all other acts and things deemed by the Administrative Agent to be necessary or otherwise advisable (1) to carry out this Agreement or (2) to exercise any right or benefit of the Pledgor in respect of the Collateral (to the extent permitted by applicable law); and the Pledgor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve the Pledgor of any of its obligations under this Agreement, the Credit Agreement or any other Loan Document. In addition to the foregoing, on the Closing Date, the Pledgor shall execute and deliver to the Administrative Agent a power of attorney (the “Power of Attorney”) in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the date upon which this Agreement is terminated pursuant to the terms of Section 9.2. The Administrative Agent agrees that (A) except for the powers granted in clauses (i), (iii), (v) and (xiv)(1) of the first sentence of this Section 8.3(a) and clauses (i), (iii), (v) and (xiv)(A) of the Power of Attorney, it shall not exercise any power or authority granted under this Section 8.3(a) or the Power of Attorney unless an Event of Default has occurred and is continuing, and (B) the Administrative Agent shall account for any moneys received by the Administrative Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney, provided that neither the Administrative Agent nor any other Secured Party shall have any duty as to any Collateral, and the Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF THE ADMINISTRATIVE AGENT, ANY OTHER SECURED PARTY OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF ANY OF THE FOREGOING SHALL BE RESPONSIBLE TO THE PLEDGOR FOR (1) ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO SUCH PERSON’S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION OR (2) ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
(b)All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent under this Section 8.3 and the Power of Attorney are solely to protect the Administrative Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers.
Section VIII.4.Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS ATTORNEY-IN-FACT IN THIS ARTICLE VIII IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS AGREEMENT IS TERMINATED IN ACCORDANCE

WITH SECTION 9.2. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NONE OF THE ADMINISTRATIVE AGENT, ANY OTHER SECURED PARTY, ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY OR ANY OF THE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF ANY OF THE FOREGOING SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL ANY SUCH PERSON BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
ARTICLE IX
MISCELLANEOUS
Section IX.1.Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Collateral and shall (a) be binding upon the Pledgor, its respective successors and assigns and (b) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the other Secured Parties and each of their respective successors, permitted transferees and permitted assigns. No other Persons (including any other creditor of the Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (b), subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender, herein or otherwise, subject however, to the provisions of the Credit Agreement. The Pledgor agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Obligations is rescinded, avoided, declared to be fraudulent or preferential, or must otherwise be restored by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Pledgor or otherwise.
Section IX.2.Termination; Release. This Agreement shall terminate upon the irrevocable repayment, satisfaction and discharge in full of all Obligations (other than any contingent indemnity obligations that are not then due and payable). Upon termination of this Agreement, the Collateral shall be released automatically from the Lien of this Agreement. The Administrative Agent may also release, from time to time, its security interest in the relevant Collateral created hereby in accordance with the provisions of the Loan Documents. Upon such release or any sale, transfer or other disposition of Collateral or any part thereof in accordance with the provisions of the Loan Documents, the Administrative Agent shall, upon the request and at the sole cost and expense of the Pledgor, assign, transfer and deliver to the Pledgor, against receipt and without recourse to or warranty by the Administrative Agent except as to the fact that the Administrative Agent has not encumbered the released assets, such of the Collateral or any part thereof to be released (in the case of a release) as may be in the possession of the

Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including any applicable UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.
Section IX.3.Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure therefrom by any party hereto, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by the Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Obligations, no notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.
Section IX.4.Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to the Pledgor, addressed to it at the address of the Pledgor set forth below and as to the Administrative Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 9.4:
GWG DLP Funding Holdings VI, LLC
325 N Saint Paul St Ste 2650
Dallas, TX, 75201-3920
Attention:  Timothy Evans
Telephone: (267) 258-2856
Email: tevans@gwgh.com

with a copy (which shall not constitute notice) to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Attention: Stephen Schauder
Email: stephen.schauder@srz.com
Telephone: 212-756-2502

Section IX.5.Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial.
(a)GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS

AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY HERETO OR ANY RELATED PARTY OF ANY PARTY HERETO IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(c)WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 9.5(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.4. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER

BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section IX.6.Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.
Section IX.7.Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic imaging means (e.g. “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Agreement.
Section IX.8.No Credit for Payment of Taxes or Imposition. The Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and the Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Collateral or any part thereof.
Section IX.9.No Claims Against Administrative Agent. Nothing contained in this Agreement shall constitute any consent or request by the Administrative Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof, nor as giving the Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Administrative Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.
Section IX.10.No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Administrative Agent of any of the rights or remedies hereunder, shall relieve the Pledgor from the performance of any term, covenant, condition or agreement on the Pledgor’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or shall impose any obligation on the Administrative Agent or any other Lender to perform or observe any such term, covenant, condition or agreement on the Pledgor’s part to be so performed or observed or shall impose any liability on the Administrative Agent or any Lender for any act or omission on the part of the Pledgor relating thereto or for any breach of any representation or warranty on the part of the Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Administrative Agent nor any Lender shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any Lender be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder. The obligations of the Pledgor contained in this Section 9.10 shall survive the termination hereof and the discharge of the Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.
Section IX.11.Administrative Agent. It is agreed that the Administrative Agent is entering into this Agreement in its capacity as Administrative Agent under the Credit Agreement, and the provisions of Article IX of the Credit Agreement applicable to the Administrative Agent thereunder shall also apply to the Administrative Agent hereunder.
Section IX.12.Non-Petition. The Administrative Agent, the Lenders, and anyone acting on behalf of the Administrative Agent or the Lenders, shall not be entitled to institute, or join any other person in bringing, instituting or joining, any bankruptcy, reorganization, arrangement, insolvency, winding-up, examinership or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law in relation to the Pledgor until the date that is one year and one day (or, if longer, the applicable preference period) following the payment in full of all Obligations. The obligations of the Pledgor under the Loan Documents are solely the limited liability company obligations of the Pledgor. None of the parties to the Loan Documents shall have any recourse against any director, shareholder, partner or officer of the Pledgor in respect of any obligations, covenant or agreement entered into or made by the Pledgor pursuant to the terms of the Loan Documents or any notice or documents which it is requested to deliver hereunder or thereunder. The provisions of this Section 9.12 shall survive the termination of this Agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Pledgor and the Administrative Agent as of the date first above written.
GWG DLP FUNDING HOLDINGS VI, LLC,
as Pledgor
By:    ____________________________________
Name:
Title:
Signature Page to Parent Security Agreement

NATIONAL FOUNDERS LP,
as Administrative Agent
By:    ____________________________________
Name:
Title:

Signature Page to Parent Security Agreement

EXHIBIT A
FORM OF POWER OF ATTORNEY
[______], 20__
This Power of Attorney is executed as a deed and delivered by GWG DLP Funding Holdings VI, LLC, a Delaware limited liability company (“Grantor”) to National Founders LP (hereinafter referred to as “Attorney”), as the Administrative Agent for the benefit of the Secured Parties, under (i) the Security Agreement, dated as of August 11, 2021, between Grantor and Attorney, as Administrative Agent (as amended, restated, supplemented or otherwise from time to time, the “Security Agreement”) and (ii) other related documents (the Security Agreement and such other related documents, collectively the “Loan Documents”). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney’s written consent.
Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Security Agreement.
Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of any Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of the Security Agreement or any financing statement with respect to the Collateral as a financing statement or other record and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its respective sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to apply the proceeds of any Collateral received by the Administrative Agent to the Obligations in accordance with Section 8.3 of the Credit Agreement, (v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for
Exhibit A – Page 1

such Liens as are specifically permitted under the Credit Agreement), (vi) to demand, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Administrative Agent may reasonably deem appropriate, (vii) to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof, (viii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may reasonably deem appropriate, (ix) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent for application in accordance with Section 8.3 of the Credit Agreement, (x) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral for application in accordance with Section 8.3 of the Credit Agreement, (xi) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, (xii) to adjust and settle claims under any insurance policy relating thereto, (xiii) to institute any foreclosure proceedings that the Administrative Agent may reasonably deem appropriate and (xiv) to do all other acts and things deemed by the Attorney to be necessary or otherwise advisable (A) to carry out the Security Agreement, or (B) to exercise any right or benefit of the Grantor in respect of the Collateral, and to do, at Attorney’s option and Grantor’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve or realize upon any of the Collateral or any Lien thereon of Attorney, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.
[signature page follows]
Exhibit A – Page 2

IN WITNESS WHEREOF, this Power of Attorney has been duly executed and delivered by Grantor as of the date first above written.
GWG DLP FUNDING HOLDINGS VI, LLC
By:    ____________________________________
Name:
Title:

in the presence of:

Signature of Witness

Name:

Address:

Exhibit A – Page 3